Lexington Ramirez Global Income Fund
                      Supplement dated January 25, 1996
        To the Prospectus and the Statement of Additional Information
                             dated May 1, 1995


Fee Table   (Prospectus)
------------------------
Lexington Management Corporation has agreed to voluntarily limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses, but including management fee and operating expenses) to an annual rate of 1.50% of the Fund's average net assets through April 30, 1996 or such later date to be determined by Lexington Management Corporation. The figures appearing in the Fee Table under 1 Year, 3 Years, 5 Years and 10 Years are based on higher expenses, and do not reflect the lower annual expense limit of 1.50%.


Investment Adviser, Sub-Adviser, Distributor, and Administrator
(Prospectus & SAI)
---------------------------------------------------------------
Lexington Management Corporation has agreed to voluntarily limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses, but including management fee and operating expenses) to an annual rate of 1.50% of the Fund's average net assets through April 30, 1996 or such later date to be determined by Lexington Management Corporation.